357 P1 07/19

SUPPLEMENT DATED JULY 24, 2019

TO THE PROSPECTUS DATED FEBRUARY 1, 2019

OF

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The prospectus is amended as follows:

I.  The following is added to the “Portfolio Managers” section in the “Fund Summary” section of the prospectus:

Effective on October 15, 2019, the portfolio managers of the Fund will be as follows:

David Yuen, CFA, FRM

Portfolio Manager of Advisers and portfolio manager of the Fund since 2005.

Paul Varunok

Portfolio Manager of Advisers and portfolio manager of the Fund since 2001.

II.  The following is added to the portfolio manager line-up under the “Fund Details – Management” section of the prospectus:

Effective on October 15, 2019, the portfolio managers of the Fund will be as follows:

David Yuen, CFA, FRM    Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since 2005.  He joined Franklin Templeton in 2000.

Paul Varunok     Portfolio Manager of Advisers

Mr. Varunok has been a portfolio manager of the Fund since 2001. He joined Franklin Templeton in 2001.

Messrs. Yuen and Varunok will be jointly and primarily responsible for the day-to-day management of the Fund. Each manager will have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.

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